CONSOLIDATED BALANCE SHEETS (Parenthetical) - $ / shares	Dec. 31, 2016	Dec. 31, 2015
Shareholders' equity
Share capital, par value (in dollars per share)	$ 0.01	$ 0.01
Share capital, shares authorized	175,000,000	175,000,000
Share capital, shares issued	67,402,721	54,744,585
Share capital, shares outstanding	64,105,412	51,167,228
Treasury stock, shares	3,247,309	3,577,357